SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K


                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) July 24, 1998
                                                 _____________


                         KING WORLD PRODUCTIONS, INC.
           _____________________________________________________
            (Exact Name of Registrant as Specified in Charter)


      Delaware                   1-9244              13-2565808
___________________________________________________________________
(State or Other Jurisdiction    (Commission       (I.R.S. Employer
of Incorporation)               File Number)    Identification No.)


        12400 Wilshire Boulevard
        Suite 1200
            Los Angeles, California            90025
___________________________________________________________________
(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code  (310) 826-1108
                                                    ______________



___________________________________________________________________
   (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.
          _____________

     On July 24, 1998, King World Productions, Inc. (the "Company"), announced that Jules Haimovitz, the Company's President and Chief Operating
 Officer, was leaving the Company.A copy of the press release containing the announcement is filed herewith as Exhibit 99.1.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhib-
its.      ________________________________________________________________
____

(c)  Exhibits.

       99.1Press Release of the Company dated July 24, 1998.
<PAGE 3>

                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              KING WORLD PRODUCTIONS, INC.,



                              By:    /s/Steven A. LoCascio
                                  Name: Steven A. LoCascio
                                  Title: Senior Vice President and
      Chief Financial Officer



Date: July 24, 1998
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                             INDEX TO EXHIBITS


    ExhibitDescription
_______                  ___________

 99.1     Press Release of the Company dated July 24, 1998.